WALTHAUSEN FUNDS

Walthausen Small Cap Value Fund

Supplement dated August 13, 2010

to the Prospectus dated June 1, 2010

Effective August 1, 2010, Walthausen & CO., LLC has contractually agreed to reduce its Services Agreement fee from 0.45% to 0.25% of the Fund's average daily net assets in excess of $100 million through September 30, 2013.

Consequently, the third paragraph under the heading The Investment Advisor on page 7 of Prospectus is deleted in its entirety and replaced with the following:

Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.   For the fiscal year ended January 31, 2010, the Advisor received an investment management fee at an annual rate equal to 1.00% of the average daily net assets of the Fund.  Under a Services Agreement with the Fund, the Advisor receives an additional fee of 0.45% of the Fund’s average daily net assets and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses.  Effective August 1, 2010, the Advisor has contractually agreed to reduce the Services Agreement fee to 0.25% of the Fund’s average daily net assets in excess of $100 million through September 30, 2013.

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This supplement and the Prospectus dated June 1, 2010 provide the information a prospective investor ought to know before investing and should be retained for future reference.